UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 5, 2008

GIGABEAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

(919) 206-4426

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the Securities Purchase Agreement, dated April 30, 2008, we agreed to file an amendment to the Certificate of Designation for our Series D Convertible Redeemable Preferred Stock (the “Series D Preferred Stock”) with the Delaware Secretary of State to change the definition of “Exempt Issuance.” As a result of the amendment, the definition of “Exempt Issuance” as set forth in the Series D Preferred Stock Certificate of Designation will exclude securities issued in the financing transaction related to the Securities Purchase Agreement (the “Financing”) as being considered a dilutive issuance and the Financing will not trigger a reduction in the conversion price of the Series D Preferred Stock for those holders of the Series D Preferred Stock who did not participate in the Financing or who did not purchase at least their pro rata share of the debentures issued in the Financing based on their pro rata ownership share of outstanding Series D Preferred Stock.

In addition, we amended the definition of “Securities Exchange Agreement” to reference the Securities Exchange and Amendment Agreement, dated December 31, 2007, as opposed to December 28, 2007. The Certificate of Designation was filed before the Securities Exchange and Amendment Agreement. The Securities Exchange and Amendment Agreement was effective later than originally anticipated at the time the Certificate of Designation was filed.

The foregoing amendments were subject to the approval of at least 51% of the holders of the outstanding Series D Preferred Stock. After receiving the requisite approval, we filed the amendment with the Delaware Secretary of State, effective May 5, 2008.

The foregoing description of the Amendment to the Certificate of Designation of Rights, Preferences and Privileges of Series D Convertible Redeemable Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed with this report as Exhibit 3.1 and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT
NUMBER

DESCRIPTION

3.1

Certificate of Amendment to the Certificate of Designation of Rights, Preferences and Privileges of Series D Convertible Redeemable Preferred Stock (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date	May 8, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer

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